                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential, for Use of Commission Only (as permitted by
      Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to (S)240.14a-12

                        BT INSTITUTIONAL FUNDS
-------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------
(Name of Person(s) filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

      [LOGO] Deutsche Asset Management
A Member of the Deutsche Bank Group

                                                                      June 2002

Dear Shareholder:

   Your fund and certain other funds within the Deutsche Asset Management Fund Complex ('DeAM Fund Complex') are holding shareholder meetings at which shareholders will be asked to vote on certain proposals.

   You will be asked to elect members of the Board governing your fund. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. Your Board also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   As you know, your investment advisor's parent, Deutsche Bank AG, has through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement with your fund's investment advisor. Under the new advisory agreement, your advisor would be authorized to appoint certain affiliates as sub-advisors. This would allow your fund's advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the advisor to delegate certain portfolio management services to these entities. Shareholders of the International Equity Fund will also be asked to approve a sub-advisory agreement between their fund's advisor and Deutsche Asset Management Investment Services Limited.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

  Please be assured that:

   . These proposals will have no effect on the number of shares you own or the value of those shares.
   . The advisory fees applicable to your fund will not change.
   . The members of your fund's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,
                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch
                         Secretary

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

                             QUESTIONS AND ANSWERS

    Q: What is the purpose of this proxy solicitation?

    A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

       . to elect eleven members of the Board of Trustees of BT Institutional Funds (the 'Trust'), of which your fund is a series, and the Board of Trustees of each master fund, or portfolio, into which your fund invests its investable assets (the 'Portfolios'), whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained;

       . to approve new investment advisory agreements between each fund's corresponding Portfolio and Deutsche Asset Management, Inc. ('DeAM, Inc.'), the investment advisor for the Portfolios; and

       . for International Equity Fund Institutional only, to approve a sub-advisory agreement between DeAM, Inc. and Deutsche Asset Management Investment Services Limited ('DeAMIS').

   Your fund operates as a feeder fund in a master-feeder fund arrangement with one of the Portfolios. Under the Investment Company Act of 1940, as amended, your fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the fund's own shareholders.

       THE BOARD MEMBERS OF THE TRUST AND OF EACH PORTFOLIO RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

    I. BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

    Q: Why am I being asked to vote for Board members?

    A: Deutsche Asset Management recommended to the Boards, and the Boards agreed, that the Trust and the Portfolios, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Trust's Board and your Portfolios' Boards. The Trust's Board and the Portfolios' Boards agreed to submit this proposal to shareholders.

    Q: Why did the Trust's Board and the Portfolios' Boards approve management's recommendation?

    A: Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Boards considered, among other factors, that a unified group board structure benefits the Trust, the Portfolios and your fund and the other series of the Trust by creating an experienced group of Board members who understand the operations of the DeAM, Inc. fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

    Q: If the Board proposal is approved by shareholders, how many Trustees will sit on the Board?

    A: If all nominees are elected, the Trust's Board and the Portfolios'
       Boards will consist of eleven individuals. Five of these persons currently serve as members of your Board; six persons will be new to the Trust's Board and the Portfolios' Boards but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

   II. PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

    Q: Why am I being asked to vote for a new investment advisory agreement?

    A: DeAM, Inc. recommended to the Boards that they approve the new investment advisory agreements in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreements described in the proxy statement will cover substantially similar provisions and do not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreements pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. In addition, the new advisory agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the Portfolio or the Trust.

       In determining to recommend that the shareholders approve the new advisory agreements, the Board of the Trust and the Board of your Fund considered, among other factors, the potential benefits to the Portfolios of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Portfolio. In addition, the Boards considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The investment advisory fee rate proposed to be charged to the Portfolios under the new advisory agreements is the same as the investment advisory fee rate charged under the current advisory agreements.

  III. INTERNATIONAL EQUITY FUND INSTITUTIONAL SHAREHOLDERS ONLY -- PROPOSAL RELATED TO APPROVAL OF SUB-ADVISORY AGREEMENT

    Q: Why am I being asked to vote for a sub-advisory agreement?

    A: DeAM, Inc. has proposed entering into a sub-advisory agreement on behalf of the International Equity Portfolio and International Equity Fund Institutional with DeAMIS pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to the International Equity Portfolio and to DeAM, Inc. In addition DeAM, Inc. will remain fully responsible for DeAMIS' actions under the proposed sub-advisory agreement.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The sub-advisory fee will be paid by DeAM, Inc., not by your fund, the Portfolio or the Trust, and has no effect on the investment advisory fees paid by your fund to DeAM, Inc.

   IV. GENERAL QUESTIONS

    Q: What are the Boards' recommendations?

    A: The Boards recommend that all shareholders vote 'FOR' the nominees for the Boards and 'FOR' the approval of the new advisory agreements. The Boards also recommend that International Equity Fund Institutional shareholders vote 'FOR' the approval of the sub-advisory agreement.

    Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

    A: No, DeAM, Inc. will bear these costs.

    Q: How can I vote?

    A: You can vote in any one of four ways:

       . Through the internet by going to the website listed on your proxy card;

       . By telephone, with a toll-free call to the number listed on your proxy card;

       .  By mail, with the enclosed proxy card; or

       .  In person at the special meeting.

       We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

    Q: I plan to vote by mail. How should I sign my proxy card?

    A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

    Q: I plan to vote by telephone. How does telephone voting work?

    A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

    Q: I plan to vote through the internet. How does internet voting work?

    A: To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

    Q: Whom should I call with questions?

    A: Please call Georgeson Shareholder Communications at 1-866-333-0889 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

    Q: Why am I receiving proxy information on funds that I do not own?

    A: Since shareholders of all of the Trust's series are being asked to approve certain of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for the other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for most of the Trust's series.

 The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

                            BT INSTITUTIONAL FUNDS

                      Cash Management Fund Institutional
                       Cash Reserves Fund Institutional
                         Equity 500 Index Fund Premier
                    International Equity Fund Institutional
                                  .  Class I
                                  .  Class II
                       Liquid Assets Fund Institutional
                       Treasury Money Fund Institutional

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 30, 2002

   A special meeting of shareholders of BT Institutional Funds (the 'Trust') will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 11:30 am (Eastern time) (the 'Special Meeting'). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the above six series (each, a 'Fund,' and collectively, the 'Funds') and Daily Assets Fund Institutional and Treasury and Agency Fund Institutional, which are not addressed in the accompanying Joint Proxy Statement. Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a 'Portfolio,' and collectively, the 'Portfolios'). Each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or as a series of a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL I:              To elect eleven Trustees of the Trust and the Portfolios to
(All Funds)              hold office until their respective successors have been
                         duly elected and qualified or until their earlier
                         resignation or removal, whose terms will be effective on
                         the date of the Special Meeting or, in the event of an
                         adjournment or adjournments of the Special Meeting,
                         such later date as shareholder approval is obtained.

PROPOSAL II:             To approve new investment advisory agreements (each, a
(All Funds)              'New Advisory Agreement' and collectively, the 'New
                         Advisory Agreements') between each Fund's
                         corresponding Portfolio and Deutsche Asset
                         Management, Inc. ('DeAM, Inc.').

PROPOSAL III:            To approve a sub-advisory agreement between DeAM,
(International Equity    Inc. and Deutsche Asset Management Investment
Fund Institutional ONLY) Services Limited.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The New Advisory Agreements described in Proposal II will contain substantially similar provisions and do not differ in substance from the current advisory agreements pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust.

   The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Trustees of the Trust recommends that shareholders vote FOR the election of each nominee to the Boards of Trustees of the Trust and the Portfolios and FOR each applicable Proposal.

   This notice and related proxy material are first being mailed to shareholders of the Funds on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                         By Order of the Board of Trustees,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary

New York, New York
June 10, 2002


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL    MEETING,  PLEASE  COMPLETE,
 DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE  ENCLOSED
  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU  ARE
   VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED
    IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted 'FOR' the nominees for Trustee named in the attached Proxy Statement; 'FOR' the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; for International Equity Fund Institutional, 'FOR' a new sub-advisory agreement between Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited; and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the internet or telephone.

    See your proxy card(s) for instructions for internet voting.

    You may also call 1-866-333-0889 and vote by telephone.

    If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust, the Portfolios and the Funds involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                               Valid Signature
----------------------------------------------------------------------------------
Corporate Accounts
   (1) ABC Corp.                                    ABC Corp. John Doe, Treasurer
   (2) ABC Corp.                                    John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer            John Doe
   (4) ABC Corp. Profit Sharing Plan                John Doe, Trustee
----------------------------------------------------------------------------------
Partnership Accounts
   (1) The XYZ Partnership                          Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership         Jane B. Smith, General Partner
----------------------------------------------------------------------------------
Trust Accounts
   (1) ABC Trust Account                            Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe
----------------------------------------------------------------------------------
Custodial or Estate Accounts
   (1) John B. Smith, Cust. F/b/o John B. Smith Jr.
       UGMA/UTMA                                    John B. Smith
   (2) Estate of John B. Smith                      John B. Smith, Jr., Executor
----------------------------------------------------------------------------------

                            BT INSTITUTIONAL FUNDS

               Cash Management Fund Institutional ('Cash Fund')
            Cash Reserves Fund Institutional ('Cash Reserves Fund')
              Equity 500 Index Fund Premier ('Equity Index Fund')
        International Equity Fund Institutional ('International Fund')
                                   . Class I
                                  . Class II
            Liquid Assets Fund Institutional ('Liquid Assets Fund')
           Treasury Money Fund Institutional ('Treasury Money Fund')

                               One South Street
                           Baltimore, Maryland 21202

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 July 30, 2002

   This joint proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Board of Trustees of BT Institutional Funds (the 'Trust') with respect to the above six series (each, a 'Fund' and collectively, the 'Funds') of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 11:30 am (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card(s) ('Proxy') are expected to be mailed to shareholders on or about June 13, 2002.

   Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a 'Portfolio,' and collectively, the 'Portfolios'). The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or as a series of a trust under the laws of the State of New York. Each Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies.

   For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Fund. Some actions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Funds as shareholders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. For the Funds, your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and its corresponding Portfolio. See 'Background.'

   International Fund is comprised of two separate share classes, each with its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

 PROPOSAL I:               To elect eleven Trustees of the Trust and the Port-
 (All Funds)               folios to hold office until their respective succes-
                           sors have been duly elected and qualified or until
                           their earlier resignation or removal, whose terms
                           will be effective on the date of the Special Meeting
                           or, in the event of an adjournment or adjournments
                           of the Special Meeting, such later date as share-
                           holder approval is obtained.

 PROPOSAL II:              To approve new investment advisory agreements
 (All Funds)               (each, a 'New Advisory Agreement' and collec-
                           tively, the 'New Advisory Agreements') between
                           each Fund's corresponding Portfolio and Deutsche
                           Asset Management, Inc. ('DeAM, Inc.').

 PROPOSAL III:             To approve a sub-advisory agreement (the 'Sub-
 (International Fund ONLY) Advisory Agreement') between DeAM, Inc. and
                           Deutsche Asset Management Investment Services
                           Limited ('DeAMIS').

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The shareholders of the Trust are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Trustee Nominees') as Trustees of the Trust and Portfolios./1/ Messrs. Dill and Hale and Drs. Gruber, Herring and Saunders currently
--------
/1 / Unless otherwise indicated, references in this Proxy Statement to the 'Trustee Nominees' includes the Trustee Nominees of both the Trust and the Portfolios.

serve on the Boards of Trustees of the Trust and the Portfolios. Mr. Hale is currently an 'interested person' (an 'Interested Trustee'), as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), of the Trust and the Portfolios and, if elected, will be the Chairman of the Board of the Trust and the Portfolios. Messrs. Burt, Hardiman, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.

   The Funds' shareholders are also to consider the approval of the New Advisory Agreements between DeAM, Inc., the current investment advisor for the Portfolios, and the applicable Portfolio, as indicated in the table below:

        Fund                          Corresponding Portfolio
 ------------------------------------------------------------------------------
 Cash Fund           Cash Management Portfolio ('Cash Portfolio')
 ------------------------------------------------------------------------------
 Cash Reserves Fund  Cash Portfolio
 ------------------------------------------------------------------------------
 Equity Index Fund   Equity 500 Index Portfolio ('Equity Index Portfolio')
 ------------------------------------------------------------------------------
 International Fund  International Equity Portfolio ('International Portfolio')
 ------------------------------------------------------------------------------
 Liquid Assets Fund  Liquid Assets Portfolio ('Liquid Assets Portfolio')
 ------------------------------------------------------------------------------
 Treasury Money Fund Treasury Money Portfolio ('Treasury Portfolio')

In addition, the shareholders of the International Fund are to consider the approval of the Sub-Advisory Agreement between DeAM, Inc. and DeAMIS.

                              VOTING INFORMATION

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,600. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their in-structions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

   The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended October 31, 2001 (for International Fund) or December 31, 2001 (for the other Funds) as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of each Fund (each, a 'Report'), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. Each Report is also available on the Deutsche Asset Management website at www.deam-us.com.

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('Deutsche Bank Trust') may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of each Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote 'FOR' any Proposal in favor of an adjournment and will vote those Proxies required to be voted 'AGAINST' any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the Trust entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on May 20, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

   This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

   . indicate your instructions on the Proxy (or Proxies);

   . date and sign the Proxy (or Proxies); and

   . mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

   Exhibit B to this Proxy Statement sets forth information as of May 31, 2002 regarding the beneficial ownership of the Funds' shares by the only persons known by each Fund to beneficially own more than five percent of the outstanding shares of the Fund. Collectively, the Trustees, Trustee Nominees and executive officers of the Trust own less than 1% of each Fund's outstanding shares. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the 'Commission'), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

   Trust, Portfolio and Fund Structure. The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Funds and Daily Assets Fund Institutional and Treasury and Agency Fund Institutional, which are not addressed in this Proxy Statement. As indicated earlier, each Portfolio is a registered open-end management investment company established as a trust or as a series of a trust. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Portfolio pursuant to the terms of an investment advisory agreement (the 'Current Advisory Agreements'). Pursuant to the Current Advisory Agreements, DeAM, Inc. supervises and assists in the management of the assets of each Portfolio and furnishes each Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of each Portfolio and the compensation, if any, of all officers and employees of each Portfolio and all Trustees who are Interested Trustees of the Funds.

   Master-Feeder Structure. Shareholders of the Funds are being asked to approve a New Advisory Agreement, as applicable, and to elect the Trustee Nomi-nees to the Boards of Trustees of the Trust and the Portfolios. Shareholders of the International Fund are also being asked to approve the Sub-Advisory Agreement. As indicated earlier, each Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolios, which serve as master funds. The Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the applicable New Advisory Agreement(s), the election of Trustees of the Trust and the Portfolios and, for International Portfolio, the approval of the Sub-Advisory Agreement.

                                  PROPOSAL I

                ELECTION OF NOMINEES TO THE BOARDS OF TRUSTEES
                        OF THE TRUST AND THE PORTFOLIOS

   It is proposed that eleven Trustee Nominees are to be elected to comprise the entire Board of Trustees of the Trust and of each Portfolio at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Boards comprised entirely of the Independent Trustees of the Boards and nominated by the full Boards at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Boards of Trustees, will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Trust and the Portfolios. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Trust or the Portfolios serves or will serve as an officer of the Trust or any Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other persons as the Boards of Trustees may recommend.

   The nomination of these persons to serve as the Board of Trustees of the Trust and the Portfolios reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and the Portfolios and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment management companies managed, advised or administered by ICCC, another indirect wholly owned subsidiary of Deutsche Bank) (the 'DeAM Funds'). The proposal concerning the size and composition of the Boards of Trustees was suggested to the Boards by Deutsche Asset Management and reviewed by the current Independent Trustees of each Board. Messrs. Dill and Hale (an Interested Trustee) and Drs. Gruber, Herring and Saunders are currently members of the Boards of Trustees of the Trust and the Portfolios. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   Deutsche Asset Management recommended, and the Board agreed, that the Trust and the Portfolios should be governed by larger Boards of Trustees composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the Portfolios and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Trust and the Portfolios, and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

   Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

   The following information is provided for each Trustee Nominee and executive officer of the Trust's and the Portfolio's Boards as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Trust/Portfolio operations is One South Street, Baltimore, Maryland, 21202.

             INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                          TERM OF                           NUMBER OF
                          OFFICE/1/                         FUNDS OR
                          AND                               PORTFOLIOS IN
                POSITION  LENGTH OF                         FUND COMPLEX
                WITH THE  TIME                              OVERSEEN BY
                TRUST AND SERVED ON                         TRUSTEE OR    OTHER DIRECTORSHIPS HELD BY
NAME AND BIRTH  EACH      THE TRUST PRINCIPAL OCCUPATION(S) NOMINEE FOR   TRUSTEE OR NOMINEE FOR
DATE            PORTFOLIO BOARD     DURING PAST 5 YEARS     TRUSTEE/2/    TRUSTEE
-----------------------------------------------------------------------------------------------------

Independent Trustee Nominees

Richard R. Burt  Trustee    N/A     Chairman, IEP                86       Member of the Board,
2/3/47           Nominee            Advisors, Inc. (since                 Archer Daniels Midland
                                    July 1998); Chairman of               Company/3/ (agribusiness
                                    the Board, Weirton                    operations) (October 1996
                                    Steel Corporation/3/                  to June 2001), Hollinger
                                    (since April 1996).                   International, Inc./3/
                                    Formerly, Partner,                    (publishing) (since 1995),
                                    McKinsey & Company                    Homestake Mining/3/
                                    (consulting) (1991 to                 (mining and exploration)
                                    1994) and US Chief                    (1998 to February 2001),
                                    Negotiator in Strategic               HCL Technologies Limited
                                    Arms Reduction Talks                  (information technology)
                                    (START) with former                   (since April 1999), Anchor
                                    Soviet Union and US                   Gaming (gaming software
                                    Ambassador to the                     and equipment) (March
                                    Federal Republic of                   1999 to December 2001);
                                    Germany (1985 to                      Director, UBS Mutual
                                    1991).                                Funds (formerly known as
                                                                          Brinson and Mitchell
                                                                          Hutchins families of funds)
                                                                          (registered investment
                                                                          companies) (since 1995);
                                                                          and Member, Textron Inc./3/
                                                                          International Advisory
                                                                          Council (since July 1996).

S. Leland Dill   Trustee    Since   Retired (since 1986);        84       Trustee, Phoenix Zweig
3/28/30                     1999    formerly Partner,                     Series Trust (since
                                    KPMG Peat Marwick                     September 1989), Phoenix
                                    (June 1956 to June                    Euclid Market Neutral
                                    1986); General Partner,               Fund (since May 1998)
                                    Pemco (investment                     (registered investment
                                    company) (June 1979 to                companies); Director,
                                    June 1986).                           Vintners International
                                                                          Company Inc. (June 1989
                                                                          to May 1992), Coutts (USA)
                                                                          International (January 1992
                                                                          to March 2000), Coutts
                                                                          Trust Holdings Ltd., Coutts
                                                                          Group (March 1991 to
                                                                          March 1999).

                              TERM OF                              NUMBER OF
                              OFFICE/1/                            FUNDS OR
                              AND                                  PORTFOLIOS IN
                    POSITION  LENGTH OF                            FUND COMPLEX
                    WITH THE  TIME                                 OVERSEEN BY
                    TRUST AND SERVED ON                            TRUSTEE OR    OTHER DIRECTORSHIPS HELD
                    EACH      THE TRUST PRINCIPAL OCCUPATION(S)    NOMINEE FOR   BY TRUSTEE OR NOMINEE FOR
NAME AND BIRTH DATE PORTFOLIO BOARD     DURING PAST 5 YEARS        TRUSTEE/2/    TRUSTEE
----------------------------------------------------------------------------------------------------------

Martin J. Gruber     Trustee    Since   Nomura Professor of             85       Member of the Board,
7/15/37                         1999    Finance, Leonard N.                      CREF (since 2000),
                                        Stern School of                          S.G. Cowen Mutual
                                        Business, New York                       Funds (1985 to 2001),
                                        University (since 1964).                 Japan Equity Fund,
                                                                                 Inc. (since 1992), Thai
                                                                                 Capital Fund, Inc.
                                                                                 (since 2000), Singapore
                                                                                 Fund, Inc. (since 2000)
                                                                                 (registered investment
                                                                                 companies).

Joseph R. Hardiman   Trustee    N/A     Private Equity Investor         82       Director, Soundview
5/27/37              Nominee            (since 1997); President                  Technology Group Inc.
                                        and Chief Executive                      (investment banking)
                                        Officer, The National                    (since July 1998), Corvis
                                        Association of Securities                Corporation/3/ (optical
                                        Dealers, Inc. and The                    networking equipment)
                                        NASDAQ Stock Market,                     (since July 2000), Brown
                                        Inc. (1987 to 1997);                     Investment Advisory &
                                        Chief Operating Officer                  Trust Company
                                        of Alex. Brown & Sons                    (investment advisor)
                                        Incorporated (now                        (since February 2001),
                                        Deutsche Banc Alex.                      The Nevis Fund
                                        Brown Inc.) (1985 to                     (registered investment
                                        1987) and General                        company) (since July
                                        Partner, Alex. Brown &                   1999), and ISI Family of
                                        Sons Incorporated (now                   Funds (registered
                                        Deutsche Banc Alex.                      investment companies)
                                        Brown Inc.) (1976 to                     (since March 1998).
                                        1985).                                   Formerly, Director,
                                                                                 Circon Corp./3/ (medical
                                                                                 instruments) (November
                                                                                 1998 to January 1999).

Richard J. Herring   Trustee    Since   Jacob Safra Professor of        84       N/A
2/18/46                         1990    International Banking
                                        and Professor, Finance
                                        Department, The
                                        Wharton School,
                                        University of
                                        Pennsylvania (since
                                        1972); Director, Lauder
                                        Institute of International
                                        Management Studies
                                        (since 2000); Co-
                                        Director, Wharton
                                        Financial Institutions
                                        Center (since 2000);
                                        Vice Dean and Director,
                                        Wharton Undergraduate
                                        Division (1995 to 2000).

                               TERM OF                            NUMBER OF
                               OFFICE/1/                          FUNDS OR
                               AND                                PORTFOLIOS IN
                     POSITION  LENGTH OF                          FUND COMPLEX
                     WITH THE  TIME                               OVERSEEN BY
                     TRUST AND SERVED ON                          TRUSTEE OR    OTHER DIRECTORSHIPS HELD
NAME AND BIRTH       EACH      THE TRUST PRINCIPAL OCCUPATION(S)  NOMINEE FOR   BY TRUSTEE OR NOMINEE
DATE                 PORTFOLIO BOARD     DURING PAST 5 YEARS      TRUSTEE/2/    FOR TRUSTEE
--------------------------------------------------------------------------------------------------------

Graham E. Jones       Trustee    N/A     Senior Vice President,        84        Trustee, 8 open-end
1/31/33               Nominee            BGK Realty, Inc.                        mutual funds
                                         (commercial real estate)                managed by Weiss,
                                         (since 1995).                           Peck & Greer (since
                                                                                 1985); Trustee, 22
                                                                                 open-end mutual
                                                                                 funds managed by
                                                                                 Sun Capital Advisers,
                                                                                 Inc. (since 1998).

Rebecca W. Rimel      Trustee    N/A     President and Chief           84        Formerly, Director,
4/10/51               Nominee            Executive Officer, The                  ISI Family of Funds
                                         Pew Charitable Trusts                   (registered
                                         (charitable foundation)                 investment
                                         (since 1994) and                        companies) (1997 to
                                         Director and Executive                  1999).
                                         Vice President, The
                                         Glenmede Trust
                                         Company (investment
                                         trust and wealth
                                         management) (since
                                         1994). Formerly,
                                         Executive Director, The
                                         Pew Charitable Trusts
                                         (1988 to 1994).

Philip Saunders, Jr.  Trustee    Since   Principal, Philip             84        N/A
10/11/35                         1999    Saunders Associates
                                         (Economic and
                                         Financial Consulting)
                                         (since 1988); former
                                         Director, Financial
                                         Industry Consulting,
                                         Wolf & Company (1987
                                         to 1988); President,
                                         John Hancock Home
                                         Mortgage Corporation
                                         (1984 to 1986); Senior
                                         Vice President of
                                         Treasury and Financial
                                         Services, John Hancock
                                         Mutual Life Insurance
                                         Company, Inc. (1982 to
                                         1986).

William N. Searcy     Trustee    N/A     Pension & Savings             84        Trustee, 22 open-end
09/03/46              Nominee            Trust Officer, Sprint                   mutual funds
                                         Corporation/3/                          managed by Sun
                                         (telecommunications)                    Capital Advisers,
                                         (since 1989).                           Inc. (since 1998).

                         TERM OF                           NUMBER OF
                         OFFICE/1/                         FUNDS OR
                         AND                               PORTFOLIOS IN
               POSITION  LENGTH OF                         FUND COMPLEX
               WITH THE  TIME                              OVERSEEN BY
               TRUST AND SERVED ON                         TRUSTEE OR    OTHER DIRECTORSHIPS HELD BY
NAME AND BIRTH EACH      THE TRUST PRINCIPAL OCCUPATION(S) NOMINEE FOR   TRUSTEE OR NOMINEE FOR
DATE           PORTFOLIO BOARD     DURING PAST 5 YEARS     TRUSTEE/2/    TRUSTEE
----------------------------------------------------------------------------------------------------
  Robert H.     Trustee    N/A     President, Robert H.         87                   N/A
   Wadsworth    Nominee            Wadsworth Associates,
   1/29/40                         Inc. (consulting firm)
                                   (since 1982); President
                                   and Director, Trust for
                                   Investment Managers
                                   (registered investment
                                   company) (since 1999).
                                   Formerly President,
                                   Investment Company
                                   Administration, LLC
                                   (1992* to July 2001);
                                   President, Treasurer
                                   and Director, First
                                   Fund Distributors, Inc.
                                   (1990 to January 2002);
                                   Vice President,
                                   Professionally Managed
                                   Portfolios (1999 to
                                   2002) and Advisors
                                   Series Trust (1997 to
                                   2002) (registered
                                   investment companies)
                                   and President,
                                   Guinness Flight
                                   Investment Funds, Inc.
                                   (registered investment
                                   companies).

                                   * Inception date of the
                                     corporation which
                                     was the predecessor
                                     to the LLC.

Interested Trustee Nominee

  Richard T.    Trustee    Since   Managing Director,           84        Director, Deutsche Global
   Hale/4/                 1999    Deutsche Bank                          Funds, Ltd. (since 2000);
  7/17/45                          Securities, Inc.                       Director, CABEI Fund
                                   (formerly Deutsch Bank                 (since 2000) and North
                                   Alex. Brown Inc.) and                  American Income Fund
                                   Deutsche Asset                         (since 2000 (registered
                                   Management (since                      investment companies));
                                   1999); Director and                    Formerly, Director, ISI
                                   President, Investment                  Family of Funds
                                   Company Capital Corp.                  (registered investment
                                   (registered investment                 companies) (1992 to
                                   advisor) (since 1996);                 1999).
                                   Vice President,
                                   Deutsche Asset
                                   Management, Inc.
                                   (since 2000). Chartered
                                   Financial Analyst.

                            TERM OF                            NUMBER OF
                            OFFICE/1/                          FUNDS OR
                            AND                                PORTFOLIOS IN
                 POSITION   LENGTH OF                          FUND COMPLEX
                 WITH THE   TIME                               OVERSEEN BY
                 TRUST AND  SERVED ON                          TRUSTEE OR    OTHER DIRECTORSHIPS HELD BY
NAME AND BIRTH   EACH       THE TRUST PRINCIPAL OCCUPATION(S)  NOMINEE FOR   TRUSTEE OR NOMINEE FOR
DATE             PORTFOLIO  BOARD     DURING PAST 5 YEARS      TRUSTEE/2/    TRUSTEE
--------------------------------------------------------------------------------------------------------
Officers

Richard T. Hale  President  Since     See information provided
                            2000      under Interested Trustee
                                      Nominee.

Daniel O. Hirsch Vice       Secretary Managing Director,            N/A                  N/A
3/27/54          President/ since     Deutsche Asset
                 Secretary  1999;     Management (since April
                            Vice      2002) and Director,
                            President Deutsche Global Funds
                            since     Ltd. (since 2002).
                            2000      Formerly, Director,
                                      Deutsche Asset
                                      Management (1999 to
                                      2002); Principal, BT
                                      Alex. Brown Incorporated
                                      (now Deutsche Banc
                                      Alex. Brown Inc.) (1998
                                      to 1999); Assistant
                                      General Counsel, United
                                      States Securities and
                                      Exchange Commission
                                      (1993 to 1998).

Charles A.       Treasurer  Since     Director, Deutsche Asset      N/A                  N/A
 Rizzo                      1999      Management (since April
8/5/57                                2000); Certified Public
                                      Accountant; Certified
                                      Management Accountant.
                                      Formerly, Vice President
                                      and Department Head,
                                      BT Alex. Brown
                                      Incorporated (Deutsche
                                      Banc Alex. Brown Inc.)
                                      (1998 to 1999); Senior
                                      Manager, Coopers &
                                      Lybrand LLP
                                      (PricewaterhouseCoopers
                                      LLP) (1993 to 1998).

--------
/1/ Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
/2/ As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the 'Fund Complex') is 89.
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/4/  Mr. Hale is a Trustee who is an 'interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

                          Trustee Compensation Table

   The following table sets forth the compensation paid to the Independent Trustees by the Trust and the Portfolios and the Fund Complex for the twelve month period ended March 31, 2002.

                   Aggregate     Pension or
                   Compensation  Retirement                       Total
                   from BT       Benefits Accrued Estimated       Compensation
                   Institutional as Part of       Annual Benefits from
  Trustee          Funds         Fund Expenses    Upon Retirement Fund Complex
  ----------------------------------------------------------------------------
  S. Leland Dill    $11,600.24         N/A              N/A        $61,250.00
  ----------------------------------------------------------------------------
  Martin J. Gruber  $11,600.24         N/A              N/A        $61,250.00
  ----------------------------------------------------------------------------
  Richard J.
   Herring          $11,600.24         N/A              N/A        $61,250.00
  ----------------------------------------------------------------------------
  Philip Saunders,
   Jr.              $11,600.24         N/A              N/A        $61,250.00

   Each Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee and the Nominating Committee of each Board currently are each composed of the Independent Trustees of that Board. The Valuation Committee is composed of Messrs. Biggar and Dill and Dr. Saunders. Each of the other Independent Trustees and the Interested Trustee serves as an alternate to the Valuation Committee. In accordance with its written charter adopted by the applicable Board of Trustees, each Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Portfolio and Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Portfolio's and Fund's internal accounting procedures and controls. Each Audit Committee also considers the scope and amount of non-audit services provided to the applicable Portfolio and Fund, its investment advisor and affiliates by the independent public accountants. Each Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the applicable Board of Trustees. The Nominating Committee of each Board will consider Trustee nominees recommended by shareholders. Each Valuation Committee considers and acts upon all questions relating to valuation of the securities in the applicable Portfolio which may arise between meetings of the Board. The Boards do not have compensation committees. During each Portfolio and Fund's most recent fiscal year, the Boards of the Trust and the Portfolios held five meetings, the Audit Committee of each Board held four meetings and the Valuation Committee of each Board held one meeting. No Trustee attended less than 75% of the applicable meetings. The Nominating Committee of each Board did not meet during each Portfolio's and Fund's most recent fiscal year. If the Nominees are elected to the Boards, the Boards will consider whether other committees should be organized after it has reviewed the needs of the Portfolios.

   Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Boards of Trustees

   The Boards of Trustees believe that coordinated governance through a unified board structure will benefit the Trust, the Portfolios and the Funds.

   In their deliberations, the Boards of Trustees considered various matters related to the management and long-term welfare of the Trust, the Portfolios and the Funds. The Boards considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Trust, the Portfolios, the Funds and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Boards also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Boards considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Boards to use time more efficiently. There may also be cost savings to the Trust, the Portfolios and the Funds because Trustees will serve an increased number of investment companies.

   The Boards also considered that a unified group board structure benefits the Trust, the Portfolios and the Funds by creating an experienced group of Board members who understand the operations of each fund and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

   The Boards gave considerable weight to their expectation that the Trust, the Portfolios and the Funds will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Boards and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Boards also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Boards. On April 5, 2002,

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

Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Boards. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management.

   In addition, the Boards considered certain other advantages of enlarging the Boards. These included that enlarging each Board will afford an increased range of experience among Board members and makes it more likely that each Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Boards determine to revise their structures through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of their deliberations, the Boards also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, each Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Boards.

   Therefore, after careful consideration, the Boards, including the Independent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote 'FOR' the election of the Trustee Nominees as set forth in this Proposal.

   If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the applicable Board(s) will consider what action is appropriate based upon the interests of the Trust's or Portfolios' shareholders, as applicable.

                                  PROPOSAL II

                      APPROVAL OF NEW ADVISORY AGREEMENTS

   The New Advisory Agreements will contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Portfolios except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

   The Current Advisory Agreements. DeAM, Inc. serves as investment advisor to each of the Portfolios (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Boards of the applicable Portfolio and the Trust, including a majority of those Board members of the Portfolio or the Trust, respectively, who are not 'interested persons' (as defined in the 1940 Act) of the Trust, the Portfolios or DeAM, Inc. (the 'Independent Trustees').

   Exhibit C to this Proxy Statement lists: (i) the date of each Current Advisory Agreement and (ii) the most recent date on which each Current Advisory Agreement was approved by the applicable Portfolio's and Fund's Trustees, including a majority of the Independent Trustees of the Portfolio and Fund, and the Fund's and Portfolio's shareholders.

   The New Advisory Agreements. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of each Fund, or by the Board of Trustees of the applicable Portfolio and, in either event, the vote of a majority of the Independent Trustees of the applicable Portfolio, cast in person at a meeting called for such purpose. The terms and conditions--including the services to be provided and the fees to be paid therefor--of the New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agree-ments except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreements, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of the applicable Portfolio, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreements will not contain a provision under which DeAM, Inc. could seek indemnification from the applicable Portfolio or Trust.

   Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for each Fund contain substantially similar provisions and do not differ in substance from the corresponding Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to each New Advisory Agreement DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the applicable Portfolio. Shareholders of a Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Unlike the Current Advisory Agreements, the New Advisory Agreements make explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreements would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

   In addition, the New Advisory Agreements will differ from the Current Advisory Agreements in that there will not be an indemnification provision in the New Advisory Agreements. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreements, except that these newly approved agreements did not and do not provide for indemnification for the investment advisor. Accordingly, DeAM, Inc. informed the Boards that it would not seek such provision in the New Advisory Agreements. DeAM, Inc. assured the Boards that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

   Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide the Portfolios with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising a Portfolio's assets. Subject to the supervision and control of the applicable Portfolio's Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Portfolios' registration statements, (c) the provisions of the Trust's Declaration of Trust, (d) any other applicable provisions of state and federal law, and (e) the provisions of the applicable Portfolio's Agreement of Trust.

   Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to (a) supervise and manage all aspects of a Portfolio's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the applicable Portfolio, (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services for the Trust's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or a particular Portfolio; (e) for each Portfolio, determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's and Portfolio's Board of Trustees; and
(f) take all actions necessary to carry into effect a Portfolio's purchase and sale programs.

   The investment advisory fee rate proposed to be charged to the Portfolios under the New Advisory Agreements is the same as the investment advisory fee rate charged under the Current Advisory Agreements.

   The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreements and the advisory fee paid by the applicable Portfolio for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

   Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the applicable Portfolio's Board of Trustees or by the holders of a majority of the applicable Portfolio's outstanding voting securities (i.e., in most cases, the Funds) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreements, the New Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the applicable Portfolio's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Portfolio or upon 90 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreements or the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolios bear certain other expenses including the fees of the Portfolios' Boards. The Portfolios also pay any extraordinary expenses incurred.

   Under the New Advisory Agreements, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agreements relate, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Portfolios or to their shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreements.

   Since each Fund invests all of its investable assets in its corresponding Portfolio, portfolio transactions occur at the Portfolio level only. As investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of each Portfolio's securities (except that, if Proposal III to approve a sub-advisory agreement with DeAMIS is approved by the shareholders, DeAMIS, under the supervision of DeAM,

Inc., will allocate and place all orders for the International Portfolio). When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to the applicable Portfolio or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the applicable Portfolio, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds. Exhibit E sets forth the amount of any commissions paid by each Portfolio to its affiliated broker for the Portfolio's most recently completed fiscal year.

Management of the Portfolios

   The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund and Portfolio. As investment advisor, DeAM, Inc. makes each Fund's investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Funds and the Portfolios, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

   The Funds' advisor and administrator have agreed to limit their expenses for sixteen (16) months from the Fund's fiscal year end to the amounts listed in Exhibit E.

   Administrator, Transfer Agent and Custodian. Investment Company Capital Corporation ('ICCC') serves as administrator and transfer agent and provides fund accounting services, and Deutsche Bank Trust serves as custodian, of each Portfolio and Fund. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreements. ICCC is paid an administrative fee for its services from which it pays for custodian services provided by Deutsche Bank Trust. (Exhibit E to this Proxy Statement sets forth the fees paid to ICCC by the Portfolios and the Funds for these services for the most recently completed fiscal year.)

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its affiliates).

   Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees is provided in Exhibit H to this Proxy Statement.

Recommendation of the Boards

   At a meeting of the Boards of Trustees of the Trust and the Portfolios held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreements, a majority of each Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreements. In reaching this conclusion, the Boards of Trustees obtained from DeAM, Inc. such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Portfolios. In approving the New Advisory Agreements, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current Advisory Agreements and proposed to be provided by DeAM, Inc. to the Portfolios under the New Advisory Agreements; that the investment advisory fees paid by the Portfolios will remain the same under the New Advisory Agreements as under the Current Advisory Agreements; investment performance, both of the Portfolios them-selves and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Portfolios; investment advisory fees provided under the Current Advisory Agreements and current expense ratios and asset sizes of the Portfolios themselves and relative to appropriate peer groups; and DeAM, Inc.'s profitability from managing the Portfolios (both individually and collectively) and the other investment companies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Boards also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Funds and the Portfolios, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

   In addition, each Board considered the potential benefit to the Portfolios of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Portfolio. Each Board recognized that it may be beneficial to the Portfolios to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Boards considered that (i) any restructuring of the provision of portfolio management services provided to the Portfolios would require the prior approval of a majority of the members of a Portfolio's Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Portfolios would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreements because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Portfolios; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Based on the factors discussed above, and others, the Boards of Trustees determined that the New Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, a majority of the Board of Trustees of the Trust and of each Portfolio, including a majority of Independent Trustees of the Trust and of each Portfolio, voted to approve the New Advisory Agreements and to recommend them to the shareholders for their approval.

   Therefore, after careful consideration, the Boards of Trustees, including the Independent Trustees of the Trust and of each Portfolio, recommend that the respective shareholders of the Funds vote 'FOR' the approval of the New Advisory Agreements as set forth in this Proposal.

   If the New Advisory Agreements are approved by the shareholders, each agreement will remain in effect as described above. If any New Advisory

Agreement is not approved by the shareholders, the Current Advisory Agreement will continue in effect, subject to any requisite approval(s) of the applicable Board of Trustees or its respective shareholders, and the applicable Board(s) of Trustees will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of a Fund do not approve the applicable New Advisory Agreement at the same time that shareholders of other investment companies approve the applicable New Advisory Agreement with respect to a common Portfolio in a manner sufficient to implement the New Advisory Agreement for that Portfolio, the applicable Fund will remain a participant in that Portfolio while the Boards consider what other action, if any, is appropriate based upon the interests of the shareholders of the applicable Fund.

                                 PROPOSAL III

                 APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN
                      DEUTSCHE ASSET MANAGEMENT, INC. AND
                           DEUTSCHE ASSET MANAGEMENT
                          INVESTMENT SERVICES LIMITED

   DeAM, Inc. has proposed entering into a sub-advisory agreement on behalf of the International Portfolio and International Fund with DeAMIS pursuant to which DeAMIS would furnish information, investment recommendations, advice and assistance to the Portfolios and to DeAM, Inc. The Sub-Advisory Agreement was approved by a majority of the Board of Trustees of the Trust and of the International Portfolio, including a majority of the Independent Trustees of each, at a meeting held on June 7, 2002. The form of Sub-Advisory Agreement is attached hereto as Exhibit D. A description of the Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D.

   The fee to be paid DeAMIS under the proposed Sub-Advisory Agreement is paid by DeAM, Inc. and has no effect on the investment advisory fees paid by the International Fund to DeAM, Inc., pursuant to the Current Advisory Agreement or proposed to be paid pursuant to the New Advisory Agreement. In no case will the investment advisory fees paid to DeAMIS by DeAM, Inc. be greater than those paid by the International Fund to DeAM, Inc. pursuant to the Current Advisory Agreement or proposed New Advisory Agreement. DeAM, Inc. will remain responsible for the actions of DeAMIS pursuant to the Sub-Advisory Agreement.

   The Sub-Advisory Agreement has been approved by a majority of the Board of Trustees of the Trust and of the International Portfolio, including a majority of the Independent Trustees of each, and is now being submitted for approval by the shareholders of the International Fund. If it is approved by the shareholders of the International Portfolio, the Sub-Advisory Agreement would continue in effect for an initial term of two years (unless earlier terminated), and will remain in effect from year to year thereafter, subject to approval annually by the Board of Trustees of the International Portfolio or by holders of a majority of the outstanding voting securities of the International Portfolio, and also, in either event, approval by a majority of the Independent Trustees of the International Portfolio at a meeting called for the purpose of voting on such approval. If the shareholders of the International Fund should fail to approve the Sub-Advisory Agreement, the Board of Trustees will take such action, if any, as it considers to be in the best interests of the International Fund.

Board Considerations

   On June 7, 2002, a majority of the Board of Trustees of the Trust and of the International Portfolio, including a majority of the Independent Trustees of each, voted to approve the Sub-Advisory Agreement proposed by DeAM, Inc. and to recommend its approval to the shareholders of the International Fund.

   In considering whether to approve the Sub-Advisory Agreement, each Board considered the factors it considered in approving the New Advisory Agreements, to the extent applicable. (See Proposal II for more information regarding the Boards' evaluation.) In addition, the Boards considered the recommendation of DeAM, Inc. and various information and materials provided by each of DeAM, Inc. and DeAMIS. Furthermore, the Boards considered that approval of the Sub-Advisory Agreement would not affect the advisory fees paid by the International Fund, and that DeAM, Inc. would remain fully responsible for DeAMIS' actions under the Sub-Advisory Agreement.

Description of the Sub-Advisory Agreement

   Under the Sub-Advisory Agreement, DeAMIS shall furnish DeAM, Inc. with information, investment recommendations, advice and assistance, as DeAM, Inc. from time to time reasonably requests.

   As noted above, the sub-advisory fee payable under the Sub-Advisory Agreement would be paid by DeAM, Inc., not the International Fund, and will be set, and may vary from time to time thereafter, subject to the approval of the International Portfolio's Board, including a majority of its Independent Trustees.

   Under the Sub-Advisory Agreement, DeAMIS will exercise its best judgment in rendering its sub-advisory services. DeAMIS will not be liable for error of judgment or mistake of law or for any loss suffered by International Fund in connection with the matters to which the Sub-Advisory Agreement relates, provided that nothing therein shall protect or purport to protect DeAMIS against any liability to International Fund or to its shareholders to which DeAMIS could be subject by reason of willful misfeasance, bad faith or gross negligence on the part of DeAMIS in the performance of its duties or by reason of reckless disregard by DeAMIS of its obligations and duties under the Sub-Advisory Agreement.

   If approved, the Sub-Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the International Portfolio's Board of Trustees or by the holders of a majority of the International Portfolio's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. The Sub-Advisory Agreement may be terminated without penalty upon 60 days' written notice by DeAM, Inc. to DeAMIS or upon 90 days' written notice by DeAMIS to DeAM, Inc., or by a majority vote of the outstanding voting securities of the International Portfolio, and automatically terminates in the event of the termination of the International Portfolio's Advisory Agreement or in the event of its assignment.

Information about DeAMIS

   DeAMIS, with headquarters at One Appold Street, London, EC2A 2UU, England, provides a full range of international investment advisory services to institutional and retail clients, and as of March 31, 2002, managed more than $5 billion in assets. DeAMIS is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAMIS are set forth in Exhibit I to this Proxy Statement. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMIS, is One Appold Street, London, EC2A 2UU, England. No Trustees or officers of the Trust or the Portfolios are employees, officers, directors or shareholders of DeAMIS.

   Exhibit J sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMIS that have similar investment objectives to the International Fund.

Portfolio Transactions

   Since the International Fund invests all of its investable assets in the International Portfolio, portfolio transactions occur at the International Portfolio level only. If Proposal III is approved, DeAMIS will allocate and place all orders for portfolio transactions of the International Portfolio's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAMIS may place such orders with brokers and dealers who provide market, statistical and other research information to the International Portfolio or DeAMIS. DeAMIS is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the International Portfolio, DeAMIS may consider its affiliates and also firms that sell shares of mutual funds advised by DeAMIS or recommend the purchase of such funds. Allocation of portfolio transactions is supervised by DeAM, Inc.

Required Vote

   Approval of the Sub-Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the International Fund.

   Therefore, after careful consideration, the Board of Trustees of the International Portfolio, including its Independent Trustees, recommends that the shareholders of the International Fund vote 'FOR' the approval of the Sub-Advisory Agreement.

   If the Sub-Advisory Agreement is approved by the shareholders, it will remain in effect as described above. If the Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders. If shareholders of the International Fund do not approve the Sub-Advisory Agreement at the same time that shareholders of other investment companies which are shareholders of the International Portfolio approve the Sub-Advisory Agreement in a manner sufficient to implement the Sub-Advisory Agreement, the International Fund will remain a participant in the International Portfolio while the Board considers what other action, if any, is appropriate based upon the interests of the shareholders of the International Fund.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Portfolios' financial statements for their most recent fiscal years were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Funds' and the Portfolios' federal and state annual income tax returns and provides certain non-audit services to the Trust, the Funds and the Portfolios. During the Boards' most recent consideration of the selection of auditors for each Fund and Portfolio, the Board considered whether the provision of non-audit services to the Trust, the Funds and the Portfolios was compatible with maintaining PwC's independence. The Boards of Trustees of the Trust and of each Portfolio have selected PwC as the independent auditors for the applicable Fund and Portfolio for its respective fiscal year ending 2002. PwC has been the Funds' and the Portfolios' independent auditors since the inception of each Fund and Portfolio. PwC has informed the Trust that it has no material direct or indirect financial interest in the Trust or the Portfolios.

   Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' and Portfolios' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' and Portfolios' reports to shareholders are $32,500.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust, the Funds or the Portfolios, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust, the Funds or the Portfolios.

   All Other Fees. There were $2,860,525 million in fees billed by PwC for the most recent fiscal year for other services provided to the Trust, the Funds and the Portfolios, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust, the Funds or the Portfolios.

                                 VOTE REQUIRED

   Approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolios' various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

   In view of the master-feeder structure discussed earlier, approval of each of Proposal II with respect to a particular Portfolio's New Advisory Agreements and, for International Fund, Proposal III with respect to approval of the Sub-Advisory Agreement, requires the affirmative vote of a 'majority' of the outstanding shares of the Portfolio's various feeder funds as shareholders of the Portfolio. 'Majority' (as defined in the 1940 Act) means (as of the Record
Date) the lesser of (a) 67% or more of the shares of the applicable Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals II and III, which require the approval of a specified percentage of the outstanding shares of a Portfolio.


THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES  OF  EACH,  RECOMMEND  THAT  THE
SHAREHOLDERS VOTE 'FOR' APPROVAL OF PROPOSALS I, II, AND  III.  ANY    UNMARKED
PROXIES WILL BE SO VOTED.

   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of each Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the applicable Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.


SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL  MEETING  AND  WHO
 WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE  ENCLOSED
  PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW  THE  INSTRUCTIONS
   FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

                         By Order of the Board of Trustees,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary

June 10, 2002


THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT  SHAREHOLDERS  WILL  ATTEND  THE
 SPECIAL MEETING. WHETHER OR NOT  YOU  PLAN  TO  ATTEND,  YOU  ARE  URGED  TO
  COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY  IN  THE  ACCOMPANYING
   ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR  THROUGH
    THE INTERNET ON THE ENCLOSED PROXY).

                                                                      Exhibit A

                     SHARES OUTSTANDING AS OF RECORD DATE

           ---------------------------------------------------------
                       Fund             Number of Shares Outstanding
           ---------------------------------------------------------
           Cash Fund                         3,586,329,917.199
           ---------------------------------------------------------
           Cash Reserves Fund                4,904,759,065.500
           ---------------------------------------------------------
           Equity Index Fund                  11,216,377.493
           ---------------------------------------------------------
           International Fund--Class I        28,021,252.456
           ---------------------------------------------------------
           International Fund--Class II        6,018,776.715
           ---------------------------------------------------------
           Liquid Assets Fund                3,573,745,612.810
           ---------------------------------------------------------
           Treasury Money Fund                443,206,426.810

                                                                      Exhibit B

5% Shareholders
CASH FUND:
                                                                  Percent Ownership
Name and Address of Owner                         Shares Owned  of Outstanding Shares
-------------------------------------------------------------------------------------
Private Bank Sweep*                              259,587,595.22          7.83%
Custody Linda Anderson
1 BT Plaza 17th Floor
NY, NY 10015
CASH RESERVES FUND:
                                                                  Percent Ownership
Name and Address of Owner                         Shares Owned  of Outstanding Shares
-------------------------------------------------------------------------------------
Fannie Mae Cust FBO Lehman Brothers*             259,991,000.00          5.28%
Attn: Chu Pang
MS 2H-3W-08
4000 Wisconsin Avenue NW,
Washington, DC 20016
EQUITY INDEX FUND:
                                                                  Percent Ownership
Name and Address of Owner                         Shares Owned  of Outstanding Shares
-------------------------------------------------------------------------------------
Charles Schwab & Co.*                                986,183.52          8.74%
Omnibus Account Reinvest.
Attn: Mutual Fund Account Management Team
101 Montgomery Street, 338-8
San Francisco, CA 94104
INTERNATIONAL FUND:
                                                                  Percent Ownership
Name and Address of Owner                         Shares Owned  of Outstanding Shares
-------------------------------------------------------------------------------------
Class I
Rochester Institute of Technology, Cindy Podvin,   4,069,691.38         14.33%
George Eastman Building
7 Lomb Memorial Drive,
Rochester, NY 14623-5603
Citizens Bank, c/o Trust Operation-332021,*        3,656,228.15         12.88%
101 N. Washington Ave.,
Saginaw, MI 48607-1206
Bear Stearns Securities Corp. FBO 102-22352-28*    2,220,729.84          7.75%
Metrotech Center North
Brooklyn, NY 11201-3870
Trustees of Phillips Academy,                      2,121,058.66          7.47%
180 Main Street,
Andover, MA 01810-4161
Bear Stearns Securities Corp. FBO 102-22352-101*   1,563,168.78          5.50%
Metrotech Ctr N
Brooklyn, NY 11201-3870

INTERNATIONAL FUND:
                                                                Percent Ownership
Name and Address of Owner                      Shares Owned   of Outstanding Shares
-----------------------------------------------------------------------------------
McWood & Co Cust*                                1,549,286.34          5.46%
PO Box 29522
Raleigh, NC 27626-0522
Class II
Charles Schwab & Co.,*                           2,984,110.88         57.79%
Omnibus Account Reinvest,
Attn: Mutual Fund Acct. Mgmt Team,
101 Montgomery St. 333-8,
San Francisco, CA 94104-4122
LIQUID ASSETS FUND:
                                                                Percent Ownership
Name and Address of Owner                      Shares Owned   of Outstanding Shares
-----------------------------------------------------------------------------------
Bankers Trust Company Fund Valuation Group,* 2,792,755,147.22         78.99%
Attn: Laurie Zeppieri
34 Exchange Place,
Jersey City, NJ
Bankers Trust CO/CTAS Cust,*                   341,306,330.86          9.65%
Attn: Joseph Lobosco,
Deutsche Bank, Jersey Plaza One,
Jersey City, NJ 07302
BTCO as agent for various investors*           262,602,978.67          7.43%
130 Liberty St. #2216
NY, NY 10006-1105
TREASURY MONEY FUND:
                                                                Percent Ownership
Name and Address of Owner                      Shares Owned   of Outstanding Shares
-----------------------------------------------------------------------------------
Jennison Associates LLC,                        36,045,298.45          8.75%
466 Lexington Avenue
New York, NY 10017
Piedmont Muni Power Agency                      31,607,834.36          7.67%
121 Village Drive,
Greer, SC 26951
Mill Creek Holdings LTD, C/O Crow Holdings,     24,871,342.46          6.03%
Attn: Kevin Kittredge,
2100 McKinney Avenue Suite 700,
Dallas, TX 75201-1803
Conn Light and Power Property Proceeds          21,098,599.27          5.12%
Bankers Trust Company
4 Albany Street
NY, NY 10006-1502

--------
*  Not believed by the Fund to be the beneficial owner.

                                                                      Exhibit C

                                                      Date Last Approved By
                                                      Portfolio's and Fund's
    ------------------------------------------------------------------------
                                    Date of Current
       Portfolio (Fiscal Year)     Advisory Agreement Trustees  Shareholders
    ------------------------------------------------------------------------
    Cash Portfolio (12/31)              4/30/01        6/7/02     10/8/99*
    ------------------------------------------------------------------------
    Equity Index Portfolio
     (12/31)                            4/30/01        6/7/02     10/8/99*
    ------------------------------------------------------------------------
    International Portfolio (9/30)       3/8/01        6/7/02     10/8/99*
    ------------------------------------------------------------------------
    Liquid Assets Portfolio
     (12/31)                            4/30/01        6/7/02     10/8/99*
    ------------------------------------------------------------------------
    Treasury Money Portfolio
     (12/31)                            4/30/01        6/7/02     10/8/99*

--------
* Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Company, the then-current advisor to the Portfolios, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment and, therefore, termination of the investment advisory agreements.

                                                                      Exhibit D

           [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

   THIS AGREEMENT is made as of the ____ day of ________, ____ by and between ________________________, a [state of organization] (the 'Trust'), and DEUTSCHE ASSET MANAGEMENT, INC., a ____________ corporation (the 'Advisor') [and ____________ (the 'Sub-Advisor')].

   WHEREAS, the Trust is registered as an open-end, [diversified][non-diversified], management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies;

   WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth; [and]

   [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The [Advisor] [Sub-Advisor], subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].
--------
/1/  Contained in the form of sub-advisory agreement only.

   2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

      (a) The Trust's Declaration of Trust, filed with the State of ________ on __________, ____ and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Declaration of Trust');

      (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Trust Agreement');]

      (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

      (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. ___-____) and under the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Trust and its series, and all amendments thereto; and

      (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

   The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor, subject to the supervision of the Advisor,] shall:

      (a) supervise and manage all aspects of a Series' operations, except for distribution services;

      (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

      (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;

      (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

      (e) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

      (f) take all actions necessary to carry into effect a Series' purchase and sale programs.

   4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

   It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

   Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

   5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

      (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

      (c) the provisions of the Declaration of Trust;

      (d) the provisions of the Trust Agreement; and

      (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

      (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

      (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the

   Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.

   8.  [Delegation] [Adjustment] of [Advisory] [Sub-Advisory]
Services. Subject to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]/2/

   [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-Advisory Agreement or other arrangement entered into in accordance with this
--------
/2/  Contained in the form of Advisory Agreement only.

Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act.]/3/

   9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

   10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.
--------
/3/  Contained in the form of Sub-Advisory Agreement only.

   11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

   12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 12, the term 'assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   13. Limitation of Liability of the [Advisor] [Sub-Advisor]. The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this

Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One
South Street, Baltimore, Maryland 21202       ; [if to the Sub-Advisor,       ].

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

   17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provi-sion shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                           [SEAL]   [TRUST]

                           Attest:  By: ____________
                           Name: __ Name: __________
                                    Title: _________
                           [SEAL]   DEUTSCHE ASSET
                                    MANAGEMENT, INC.

                           Attest:  By: ____________
                           Name: __ Name: __________
                                    Title: _________
                           [SEAL]   [SUB-ADVISOR]

                           Attest:  By: ____________
                           Name: __ Name: __________
                                    Title: _________

                                   EXHIBIT A

                                      TO

                INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT

                               MADE AS OF

                                    BETWEEN

                           [Fund Name] AND [      ]

                                          Investment [Advisory]
             Series                        [Sub-Advisory] Fee
             ------                     -------------------------

                                                                      Exhibit E

                                 Advisory Fees

   The table below sets forth, for each Fund's corresponding Portfolio, the fee rate paid, on an annual basis, to DeAM, Inc. for its services under the Current Advisory Agreements, calculated daily and paid monthly. The table also sets forth the amounts paid by each Portfolio to the advisor for providing investment advisory services for its most recent fiscal year. The Funds invest all of their assets in their corresponding Portfolios. The advisory fees are paid by the Portfolios as indicated in the chart below. The advisory fee represents the aggregate fee for the Portfolio. There may be other funds not listed in the chart below that invest in the Portfolio. The fee of each underlying fund, including the Funds, is determined based on the fund's percentage ownership in the Portfolio. The last column of the table sets forth the net expenses of the Fund./1/

                                                                            Net
                                                    Advisory              Expenses
                                                    Agreement              of the
                                                      Rate        Fee     Fund/1/
                     Portfolio                      --------- ----------- --------
----------------------------------------------------------------------------------
 Cash Portfolio/2/                                    0.15%   $14,228,809
----------------------------------------------------------------------------------
 Cash Management Fund Institutional                                        0.23%
----------------------------------------------------------------------------------
 Cash Reserves Fund Institutional                                          0.18%
----------------------------------------------------------------------------------
 Equity 500 Index Portfolio/2/                        0.05%   $ 2,443,519
----------------------------------------------------------------------------------
 Equity 500 Index Fund Premier                                             0.10%
----------------------------------------------------------------------------------
 International Portfolio/2/                           0.65%   $14,146,440
----------------------------------------------------------------------------------
 International Equity Fund Institutional - Class I                         0.95%
----------------------------------------------------------------------------------
 International Equity Fund Institutional - Class II                        1.25%
----------------------------------------------------------------------------------
 Liquid Assets Portfolio                              0.15%   $ 4,995,340
----------------------------------------------------------------------------------
 Liquid Assets Fund Institutional                                          0.16%
----------------------------------------------------------------------------------
 Treasury Money Portfolio                             0.15%   $ 1,712,922
----------------------------------------------------------------------------------
 Treasury Money Fund Institutional                                         0.25%

--------
/1/ The net expenses for each Fund reflects the expenses of both the Fund and its corresponding Portfolio. For each Fund, the investment advisor and the administrator have agreed, for a 16-month period from the Fund's fiscal year-end, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses'. The aggregate amounts of the advisory and administrative fees waived or reimbursed to the Fund are listed in the 'Waiver and/or Reimbursement Table' below.
/2/ Funds, other than the funds listed in the table above, invest in the Portfolio.

                              Administrative Fees

   ICCC serves as administrator and transfer agent and provides fund accounting services to each Portfolio and Fund. For its services, the administrator was paid the following amounts as of the most recent fiscal year by each Fund. ICCC pays custody fees to Deutsche Bank Trust for each Fund out of the fee paid to it for its services.

                                                      Administration
                                                      Agreement Rate    Fee
                   Portfolio/Fund                     -------------- ----------
 ------------------------------------------------------------------------------
   Cash Portfolio/1/                                       0.05%     $4,762,936
 ------------------------------------------------------------------------------
   Cash Management Fund Institutional                      0.05%     $2,014,932
 ------------------------------------------------------------------------------
   Cash Reserves Fund Institutional                        0.05%     $2,132,154
 ------------------------------------------------------------------------------
   Equity 500 Index Portfolio/1/                           0.00%     $        0
 ------------------------------------------------------------------------------
   Equity 500 Index Fund Premier                           0.05%     $  804,320
 ------------------------------------------------------------------------------
   International Portfolio/1/                              0.15%     $3,301,100
 ------------------------------------------------------------------------------
   International Equity Fund Institutional--Class I        0.40%     $2,074,610
 ------------------------------------------------------------------------------
   International Equity Fund Institutional--Class II       0.70%     $1,396,408
 ------------------------------------------------------------------------------
   Liquid Assets Portfolio                                 0.05%     $1,651,780
 ------------------------------------------------------------------------------
   Liquid Assets Fund Institutional                        0.05%     $1,643,975
 ------------------------------------------------------------------------------
   Treasury Money Portfolio                                0.05%     $  570,974
 ------------------------------------------------------------------------------
   Treasury Money Fund Institutional                       0.10%     $  413,228

                          Waiver And/Or Reimbursement

DeAM, Inc., the Portfolios' advisor, and ICCC, the Portfolios' and Funds' administrator, have agreed, for the 16-month period from each Fund's fiscal year-end, to waive their fees and reimburse expenses so that total expenses do not exceed the Net Expenses listed in the 'Advisory Fee' table above. For the most recent fiscal year, the Funds and Portfolios were reimbursed the following amounts by the advisor and/or the administrator.

                                                            Waiver and/or
                         Portfolio/Fund                     Reimbursement
       ------------------------------------------------------------------
         Cash Portfolio/1/                                   $2,046,136
       ------------------------------------------------------------------
         Cash Management Fund Institutional                  $  185,019
       ------------------------------------------------------------------
         Cash Reserves Fund Institutional                    $2,339,125
       ------------------------------------------------------------------
         Equity 500 Index Portfolio/1/                       $        0
       ------------------------------------------------------------------
         Equity 500 Index Fund Premier                       $   87,093
       ------------------------------------------------------------------
         Liquid Assets Portfolio                             $3,028,643
       ------------------------------------------------------------------
         Liquid Assets Fund Institutional                    $   93,621
       ------------------------------------------------------------------
         International Portfolio/1/                          $2,247,091
       ------------------------------------------------------------------
         International Equity Fund Institutional--Class I    $  860,212
       ------------------------------------------------------------------
         International Equity Fund Institutional--Class II   $  335,474
       ------------------------------------------------------------------
         Treasury Money Portfolio                            $   75,652
       ------------------------------------------------------------------
         Treasury Money Fund Institutional                   $   93,306
       ------------------------------------------------------------------

--------
/1/  Funds, other than the funds listed above, invest in the Portfolio.

                           Affiliated Brokerage Fees

   For the International Portfolio's most recently completed fiscal year, a total amount of $62,305.24 in commissions was paid to the Portfolio's affiliated broker, Deutsche Bank-NY. This amount represents 1.19% of the Portfolio's total brokerage commissions. Deutsche Bank-NY is considered to be an affiliated broker of the Portfolio because it is an indirect wholly-owned subsidiary of Deutsche Bank, the parent company of the Portfolio's investment advisor.

                                                                      Exhibit F

           Investment Companies Advised or Subadvised by DeAM, Inc.

                                             Total Assets as of  Contractual
 Funds with similar investment objectives/1/   March 31, 2002   Advisory Fees
 ------------------------------------------  ------------------ -------------
  Cash Management Portfolio                  $ 9,194,834,416.31      0.15%/2/
  Cash Management Investment Fund            $   172,157,182.00        --/2/
  Money Market Investment Fund               $   467,978,717.10        --/2/
  Cash Management Institutional Fund         $ 4,106,682,789.00        --/2/
  Cash Reserves Institutional Fund           $ 4,118,160,086.00        --/2/
  Daily Assets Institutional Fund            $13,769,582,056.02      0.10%
  ProFunds Money Market Fund                 $   329,855,632.21        --/2/
  Liquid Assets Portfolio                    $ 3,462,320,142.66      0.15%/3/
  Liquid Assets Institutional Fund           $ 3,462,320,142.66        --3

  NY Tax Free Money Investment Fund          $   113,782,609.80      0.15%
  Tax Free Money Fund                        $   187,131,450.40      0.15%

  Treasury Money Portfolio                   $   848,057,212.70      0.15%/4/
  Treasury Money Institutional Fund          $   560,519,590.00          --/4/
  Treasury Money Investment Fund             $   287,537,642.70          --/4/
  Treasury and Agency Institutional Fund     $   680,036,526.74      0.15%

  Global Equity Fund                         $     4,108,648.03      0.60%
  International Equity Portfolio             $ 1,160,838,151.96      0.65%/5/
  International Equity Institutional Fund    $   464,172,522.57        --/5/
  International Equity Investment Fund       $   696,665,629.39        --/5/

  Equity 500 Index Portfolio                 $ 3,068,876,050.11      0.05%/6/
  Equity 500 Index Investment Fund           $   653,453,877.50          --/6/
  Equity 500 Index Premier                   $ 1,483,983,685.00        --/6/
  Federated Large Cap Index Fund             $       493,839.48        --/6/
  Homestead Stock Index Fund                 $    24,956,958.03        --/6/
  Scudder S&P 500 Index Fund AARP            $   465,796,094.90        --/6/
  Scudder S&P 500 Index Fund Class S         $   440,181,495.20        --/6/
  DeAM VIT Equity 500 Index Fund             $   469,355,509.82      0.20%

  Variable Insurance Products Fund II--      $ 3,515,367,327.67    Note A
    Index 500 Portfolio
  Fidelity Concord Street Trust--            $16,629,280,495.46    Note B
    Spartan U.S. Equity Fund
  MML Equity Index Fund                      $   385,473,970.68    Note C
  MassMutual Indexed Equity Fund             $ 1,006,755,082.87    Note D
  SP Deutsche International Equity Fund      $    35,588,294.00    Note E
  Consulting Group Capital Markets Funds--   $   202,924,430.00    Note F
    International Equity Fund
  Scudder Variable Series--                  $    85,090,972.95    Note G
    SVS Index 500 Portfolio
  Scudder Investments Trust--                $   261,741,014.13    Note H
    Scudder S&P 500 Index Fund
  Security Equity Fund--                     $     7,177,971.00    Note I
    Security International Fund
  SBL Fund--Series I                         $    16,315,987.00    Note J
  USAA S&P 500 Index Fund                    $ 2,985,047,444.26    Note K

  (footnotes on next page)

--------
/1/ There may be additional funds and/or portfolios that are advised or subadvised by DeAM, Inc. with similar investment objectives to the Portfolios that are not listed. These funds are scheduled to close on or about August 17, 2002.
/2/ Cash Management Portfolio is the master portfolio. Cash Management Investment, Money Market Investment, Cash Management Institutional, Cash Reserves Institutional and ProFund Money Market are feeder funds to the Cash Management Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio/ /
/3/ Liquid Assets Portfolio is the master portfolio. Liquid Assets Institutional is the only feeder fund to the Liquid Assets Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
/4/ Treasury Money Portfolio is the master portfolio. Treasury Money Investment and Treasury Money Institutional are feeder funds to the Treasury Money Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
/5/ International Equity Portfolio is the master portfolio. International Equity Investment and International Equity Institutional are feeder funds to the International Equity Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
/6/ Equity 500 Index Portfolio is the master portfolio. Equity 500 Index Premier, Equity 500 Index Investment, Federated Large Cap Index Fund, Homestead Stock Index Fund, and Scudder S&P 500 Index Fund AARP and Class S are the feeder funds to the Equity 500 Index Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
Note A At an annual rate of 0.006% (0.6 basis points).
Note B At an annual rate of 0.006% (0.6 basis points).
Note C An annual rate of .01% on the first $1 billion of Aggregate Assets; and
       .0075% on Aggregate Assets in excess of $1 billion.
Note D An annual rate of .01% on the first $1 billion of Aggregate Assets; and
       .0075% on Aggregate Assets in excess of $1 billion.
Note E Annual rate of 0.55% of the average daily net assets of the Portfolio up to and including $500 million and 0.50% of the average daily net assets of the portfolio for assets in excess of $500 million.
Note F Annual rate of 0.50%, multiplied by the average daily value of Allocated
       Assets.
Note G A monthly fee based on a percentage of average daily net assets of the Series calculated according to the following annualized fee schedule: On the first $200 million of the series net assets, an annualized rate of
       0.07 of 1%; then 0.03 of 1% on the next $550 million; then 0.01 of 1% on the balance over $750 million. Minimum annual fee: $100,000. The minimum annual fee is not applicable for the first year of the Sub-Advisory Agreement.
Note H A monthly fee based on a percentage of average daily net assets of the Series calculated according to the following annualized fee schedule: On the first $100 million of the series net assets, an annualized rate of
       0.07 of 1%; then 0.03 of 1% on the next $100 million; then 0.01 of 1% on the balance over $200 million. Minimum annual fee: $50,000 in the first year; $75,000 in the second year; and $100,000 thereafter.
Note I Annual rate of 0.60% of the combined average daily net assets of the International Funds of $200 million or less; and an annual rate of 0.55% of the combined average daily net assets of the International Funds or more than $200 million.
Note J Annual rate of 0.60% of the combined average daily net assets of the International Funds of $200 million or less; and an annual rate of 0.55% of the combined average daily net assets of the International Funds or more than $200 million.
Note K Annual rate of .02 of 1% per annum for average net assets up to $2.5 billion; .01 of 1% per annum for the next $1.5 billion average net assets; and .005 of 1% annum of the amount by which the average daily net assets of the USAA S&P 500 Index Fund exceed $4 billion.

                                                                      Exhibit G

                    Principal occupations of each director
                 and principal executive officer of DeAM, Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.

                       Name               Principal Occupation
             -----------------------------------------------------
             Dean Sherman Barr          President and Chief
                                        Investment Officer
             -----------------------------------------------------
             Audrey Theresa Jones       Director and Executive
                                        Vice President
             -----------------------------------------------------
             William George Butterly    Secretary and Executive
                                        Vice President
             -----------------------------------------------------
             Mary Anne Mullin           Compliance Officer
             -----------------------------------------------------
             Gwyn Morgan Thomas         Director and Vice
                                        President
             -----------------------------------------------------
             Lori Callahan              Director and Chief
                                        Administrative Officer
             -----------------------------------------------------

                                                                      Exhibit H


                                                                                 Aggregate Dollar
                                                                                  Range of Equity
                                                                                 Securities as of
                                                                                   May 31, 2002
                                                                               in all Funds Overseen
                                                                                 or to be Overseen
                                                                                   by Trustee or
                                                                                 Nominee in Family
                 Name of Trustee or      Dollar Range of Equity Securities         of Investment
                      Nominee            in the Fund(s)/1/                         Companies/2/
            ----------------------------------------------------------------------------------------
            Independent Trustee Nominees
            Richard R. Burt/3/           None                                     Over $100,000
            S. Leland Dill               None                                     Over $100,000
            Martin J. Gruber             Equity 500 Index Fund Premier           $10,001-$50,000
                                         $1-$10,001
            Joseph R. Hardiman/3/                                                 Over $100,000
            Richard J. Herring           Equity 500 Index Fund Premier            Over $100,000
                                         $10,001-$50,000
            Graham E. Jones              None                                     Over $100,000
            Rebecca W. Rimel/3/          None                                     Over $100,000
            Philip Saunders, Jr.         None                                    $50,001-$100,000
            William N. Searcy            None                                    $10,001-$50,000
            Robert H. Wadsworth/3/       None                                     Over $100,000
            Interested Trustee Nominee
            Richard T. Hale              None                                     Over $100,000

--------
/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 include direct and or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are:
     None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
/2/  The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
     $50,001-$100,000, over $100,000.
/3/ The amount shown includes share equivalents of funds in which the Board member is deemed to be invested pursuant to a fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

                                                                      Exhibit I

                  Principal Occupations of Each Director and
                     Principal Executive Officer of DeAMIS

   The names and principal occupations of the current directors and executive officers of DeAMIS are set forth below. The business address of each person is One Appold Street, London, England EC2A 2UU.


         Name                              Principal Occupation
    ------------------------------------------------------------------------
    Annette Jane Fraser       Chairman and Chief Executive Officer
    ------------------------------------------------------------------------
    Matthew Alan Linsey       Director. His principal occupation is Managing
                              Director of Deutsche Asset Management.
    ------------------------------------------------------------------------
    Stephen John Maynard      Director and Finance Officer.
    ------------------------------------------------------------------------
    Alexander Tedder          Director. His principal occupation is Managing
                              Director of Deutsche Asset Management.
    ------------------------------------------------------------------------
    Richard Charles Wilson    Director. His principal occupation is Managing
                              Director of Deutsche Asset Management.
    ------------------------------------------------------------------------
    Simon Kempton             Chief Operating Officer
    ------------------------------------------------------------------------
    Ian David Clarke          Chief Investment Officer--Fixed Income
    ------------------------------------------------------------------------
    Karl Stephen Sternberg    Chief Investment Officer--Equities
    ------------------------------------------------------------------------
    Carole Helen Ryan Hofbeck Compliance Officer
    ------------------------------------------------------------------------
    Paul Anthony Burke        Legal Officer
    ------------------------------------------------------------------------

                                                                      Exhibit J

                             Investment Companies
                       Advised or Sub-Advised By DeAMIS

   Funds with Similar        Total Assets As of      Contractual Advisory Fees
 Investment Objectives         March 31, 2002
-------------------------------------------------------------------------------

International Select      267,986,752                0.70%
Equity Fund
-------------------------------------------------------------------------------

Hillview International     33,022,432                .6% on the first $20
Alpha Fund                                           million and .55%
                                                     thereafter. If $20
                                                     million has not been
                                                     allocated within two
                                                     years, .6% on the first
                                                     $50 million and .55%
                                                     thereafter
-------------------------------------------------------------------------------

For more information please call your Fund's information agent, Georgeson Shareholder Communications at (866) 333-0889.


                                                            BT Institutional #5

                         A Member of
                         Deutsche Asset Management [/]

                                 [Name of Fund]

                   One South Street, Baltimore, Maryland 21202

            Vote by Touch-Tone Phone, by Mail, or via the Internet!!

     CALL: To vote by phone call toll-free 1-800-________ and use the control number on the front of your proxy card.
     INTERNET: Vote on the internet at www.________.com and use the control number on the front of your proxy card.
     MAIL: Return the signed proxy card in the enclosed envelope.

                   *** CONTROL NUMBER: 999 999 999 999 99 ***

                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE        To Be Held July 30, 2002 at _________, Eastern time

The undersigned hereby appoints Fran Pollack-Matz and Lisa Hertz and each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting, and at any and all adjournments or postponements thereof (the 'Special Meeting'), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals II and III, will have the effect of votes AGAINST the Proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I, II and III.


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: _____________________________________

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                 Signature(s)(Titles(s), if applicable)

Joint owners should each sign. Please sign exactly as your name or names appear on this card. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer please give your full title as such.


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Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]
PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following matters for the Funds, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

                                                     FOR     WITHHOLD   FOR ALL
                                                     ALL        ALL     EXCEPT

PROPOSAL I: (All Funds) To elect eleven Trustees     [_]        [_]        [_]
            of the Trust and the Portfolios to
            hold office until their respective
            successors have been duly elected
            and qualified or until their earlier
            resignation or removal, whose terms
            will be effective on the date of the
            Special Meeting or, in the event of
            an adjournment or adjournments of the
            Special Meeting, such later date as
            shareholder approval is obtained.

(01) Richard R. Burt     (05) Joseph R. Hardiman     (09) Philip Saunders, Jr.
(02) S. Leland Dill      (06) Richard J. Herring     (10) William N. Searcy
(03) Martin J. Gruber    (07) Graham E. Jones        (11) Robert H. Wadsworth
(04) Richard T. Hale     (08) Rebecca W. Rimel

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


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                                                       FOR     AGAINST   ABSTAIN

PROPOSAL II:  (All Funds) To approve a new investment  [_]       [_]       [_]
              advisory agreement between each Fund's
              corresponding Portfolio and Deutsche
              Asset Management, Inc.


PROPOSAL III: (International Equity Fund Only)        [_]       [_]       [_]
              To approve a new investment
              sub-advisory agreement between Deutsche
              Asset Management, Inc. and Deutsche
              Asset Management Investment Services
              Limited.